CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Columbia Funds Variable Insurance Trust of our reports dated February 20, 2018, relating to the financial statements and financial highlights, which appear in the Annual Reports on Form N-CSR of the funds indicated in Appendix A for the year ended December 31, 2017. We also consent to the references to us under the headings “Financial Highlights”, “Consolidated Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota
April 25, 2018

Appendix A

Fund Name

Columbia Variable Portfolio - Asset Allocation Fund

Columbia Variable Portfolio - Contrarian Core Fund

Columbia Variable Portfolio - Diversified Absolute Return Fund

Columbia Variable Portfolio - Long Government/Credit Bond Fund

Columbia Variable Portfolio - Small Cap Value Fund

Columbia Variable Portfolio - Small Company Growth Fund

Columbia Variable Portfolio - Strategic Income Fund

CTIVPSM - AQR Managed Futures Strategy Fund

(formerly known as Variable Portfolio - AQR Managed Futures Strategy Fund)

CTIVPSM - Lazard International Equity Advantage Fund

(formerly known as Variable Portfolio - Lazard International Equity Advantage Fund)

Variable Portfolio – Managed Risk Fund

(formerly known as Columbia Variable Portfolio - Managed Risk Fund)

Variable Portfolio – Managed Risk U.S. Fund

(formerly known as Columbia Variable Portfolio - Managed Risk U.S. Fund)

Variable Portfolio – Managed Volatility Conservative Fund

(formerly known as Columbia Variable Portfolio - Managed Volatility Conservative Fund)

Variable Portfolio – Managed Volatility Conservative Growth Fund

(formerly known as Columbia Variable Portfolio - Managed Volatility Conservative Growth Fund)

Variable Portfolio – Managed Volatility Growth Fund

(formerly known as Columbia Variable Portfolio - Managed Volatility Growth Fund)

Variable Portfolio – U.S. Flexible Conservative Growth Fund

(formerly known as Columbia Variable Portfolio - U.S. Flexible Conservative Growth Fund)

Variable Portfolio – U.S. Flexible Growth Fund

(formerly known as Columbia Variable Portfolio - U.S. Flexible Growth Fund)

Variable Portfolio – U.S. Flexible Moderate Growth Fund

(formerly known as Columbia Variable Portfolio - U.S. Flexible Moderate Growth Fund)

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